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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                    ------------
                                      FORM 8-K
                                    ------------


                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


           Date of Report (date of earliest event reported): May 28, 1999


                              BASIN EXPLORATION, INC.
                 (Exact Name of Registrant as Specified in Charter)

        DELAWARE                     0-20125                84-1143307
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
    of Incorporation)             File Number)           Identification No.)



             370 SEVENTEENTH STREET, SUITE 3400, DENVER, COLORADO 80202
                 (Address of principal executive offices, zip code)


         Registrant's telephone number, including area code: (303) 685-8000


                                   NOT APPLICABLE
             Former Name or Former Address if Changed Since Last Report


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          5.1       Opinion of Davis, Graham & Stubbs LLP

          23.1      Consent of Arthur Andersen LLP

          23.2      Consent of Ryder Scott Company

          23.3      Consent of Netherland, Sewell & Associates, Inc.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              BASIN EXPLORATION, INC.
                                   (Registrant)


May 28, 1999                  By:  /s/ Howard L. Boigon
                                  ---------------------------------------------
                                               Howard L. Boigon
                                  VICE PRESIDENT--GENERAL COUNSEL AND SECRETARY


                                          2
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                                   EXHIBIT INDEX

EXHIBIT
NUMBER                             EXHIBIT DESCRIPTION
-------   ----------------------------------------------------------------------
5.1       Opinion of Davis, Graham & Stubbs LLP

23.1      Consent of Arthur Andersen LLP

23.2      Consent of Ryder Scott Company

23.3      Consent of Netherland, Sewell & Associates, Inc.